Mutual Funds	|	Equity	|	1.31.2018

Guggenheim Funds Summary Prospectus
Class A, Class C, Institutional and Class P

Ticker Symbol				Fund Name
Class A	Class C	Institutional	Class P
SAOAX	SAOCX	SAOIX	SAOSX	Guggenheim Alpha Opportunity Fund

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/prospectuses-and-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestements.com. The Fund’s Prospectus and SAI, both dated January 31, 2018, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

SUMRAO-0118x0119	guggenheiminvestments.com

Guggenheim Alpha Opportunity Fund

INVESTMENT OBJECTIVE
The Guggenheim Alpha Opportunity Fund (the "Fund") seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 142 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 95 of the Fund’s prospectus and the “How to Purchase Shares” section on page 76 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.82%	0.82%	0.30%	0.35%
Short Sales Dividend and Interest Expenses	0.17%	0.17%	0.09%	0.04%
Remaining Other Expenses	0.65%	0.65%	0.21%	0.31%
Total Annual Fund Operating Expenses	1.97%	2.72%	1.20%	1.50%

[1]	Restated to reflect current management fees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$665	$375	$275	$122	$153
3 Years	$1,064	$844	$844	$381	$474
5 Years	$1,487	$1,440	$1,440	$660	$818
10 Years	$2,662	$3,051	$3,051	$1,455	$1,791

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 173% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal market conditions, in long and short positions of domestic equity and equity-related securities (including swaps and other derivative investments giving long or short exposure to domestic equity securities).
The Investment Manager uses a proprietary evaluation process to generate an expected return for individual stocks that considers market risk factors generally and risks specific to the companies in which the Fund invests. Market risk factors include, among other factors, company size, enterprise value, and sector. The Investment Manager seeks to construct portfolios of equity-related investments that maintain long positions in instruments that provide exposure to risk factors that the Investment Manager considers to be undervalued by the equity markets and sells short instruments that provide exposure to risk factors that the Investment Manager considers to be overvalued by the equity markets. The process uses fundamentally-based, forward-looking forecasts of equity cash flows to generate return expectations for individual stocks. Then, the expected returns for the universe of stocks is further evaluated using quantitative techniques to estimate the market’s implied valuation of broad market risk factors as well as the company-specific risks. Finally, a portfolio is constructed within guidelines that buys long the stocks (or derivatives that give exposure to stocks) that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and sells short stocks (or derivatives that give exposure to stocks) for which those characteristics are perceived to be overpriced. “Alpha” in the Fund’s name refers to the potential for the Fund’s portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.
The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. That level of exposure is obtained through derivatives, including swap agreements. The Investment Manager intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions) for the portfolio, typically varying between 50% net long and 30% net short to seek to maintain low correlation to traditional equity markets, lower than market volatility and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Investment Manager’s view of current market conditions, be outside this range.
The Fund may invest in domestic equity securities, including small-, mid-, and large-capitalization securities. The Fund also may invest in derivative instruments, including swaps on selected baskets of equity securities, to enable the Fund to pursue its investment objective without investing directly in the securities of companies to which the Fund is seeking exposure. The Fund may also invest in derivatives, such as options and futures contracts, to hedge or gain leveraged exposure to a particular sector, industry, market risk factor, or company depending on market conditions. The Fund will often invest in instruments traded in the over the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded instruments. The Fund also may enter into long positions or short sales of broad-based stock indices for hedging purposes in an effort to reduce the Fund’s risk or volatility through, among other instruments, exchange-traded funds and closed-end funds. The use of derivatives may create a leveraging effect on the Fund which will force the Fund to take offsetting positions or earmark or segregate assets used as collateral. The Fund actively trades its investments, which can result in significant fluctuations in the Fund's portfolio turnover rate.
While the Fund anticipates investing in these securities and instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these securities and instruments may vary from day-to-day depending on a number of different factors, including price, availability, and general market conditions. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed-income instruments, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.

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Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, or to hedge a position. Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s

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financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Interest Rate Risk—Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the near historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investments by Investing Funds and Other Large Shareholders—The Fund is subject to the risk that a large investor, including certain other investment companies, purchases or redeems a large percentage of Fund shares at any time. As a result, the Fund's performance or liquidity may be adversely affected as the Fund tends to hold a large proportion of its assets in cash and may have to sell investments at disadvantageous times or prices to meet large redemption requests.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including exchange-traded funds ("ETFs"), closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Fund’s ability to engage in short selling.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large- capitalization companies.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for one, five and ten year and since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. The Fund has selected the ICE BofAML 3-Month U.S. Treasury Bill Index as its primary benchmark index as a replacement for the S&P 500 Index, effective March 13, 2017. The Fund selected the ICE BofAML 3-Month U.S. Treasury Bill Index as its primary benchmark index because it believes that this index is more reflective of its investment style. The information also shows how the Fund’s performance compares with the returns of a Morningstar category average consistent with the Fund’s investment strategy. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.
Important Note: Effective January 28, 2015, significant changes to the Fund’s principal investment strategies and portfolio managers were made. In connection with these changes, the Fund also added a second benchmark, the Morningstar Long/Short Equity Category Average. Please note that the Fund’s performance track record prior to January 28, 2015 related only to the Fund’s former investments, which were materially different from those currently pursued by the Fund, and is not indicative of the Fund’s future performance.

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Highest Quarter Return Q3 2010 18.70%	Lowest Quarter Return Q4 2008 -22.65%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2017)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their ¹Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	7/7/2003
Return Before Taxes		2.39%	9.76%	6.42%
Return After Taxes on Distributions		-0.22%	9.20%	6.15%
Return After Taxes on Distributions and Sale of Fund Shares		1.67%	7.51%	5.07%
Class C	7/7/2003	5.68%	10.00%	6.22%
Institutional Class	11/7/2008	8.15%	11.27%	13.27%
Class P	5/1/2015	7.71%	5.67%	N/A
Index
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)		0.86%	0.27%	0.39%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		21.83%	15.79%	8.50%
Morningstar Long/Short Equity Category Average (reflects no deductions for fees, expenses or taxes)		10.58%	5.52%	4.23%

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Farhan Sharaff, Jayson Flowers, Samir Sanghani and Burak Hurmeydan are primarily responsible for the day-to-day management of the Fund. They hold the titles of Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. They have co-managed the Fund since 2015.

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PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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